EXHIBIT 13

             CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF
                          FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of VocalTec Communications Ltd. (the "Company") on Form 20-F for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Amendment"), we, Joseph Albagli, Chief Executive Officer of the Company, and Rafael Wiesler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Amendment fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2006

By: /s/ Joseph Albagli
Joseph Albagli
Chief Executive Officer


By: /s/ Rafael Wiesler
Rafael Wiesler
Chief Financial Officer